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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2007

                          Horizon Bancorporation, Inc.
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             (Exact name of registrant as specified in its charter)

     Florida                       333-71773                      65-084565
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 (State or other                 (Commission                  (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

   900 53rd Avenue East, Bradenton, Florida                        34203
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (941)753-2265


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

99.1 Press release dated November 27, 2007, Horizon Bancorporation declares 10% Increase in Annual Dividend


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HORIZON BANCORPORATION
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                                        (Registrant)

Date: November 27, 2007

                                        /s/ CHARLES S. CONOLEY
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                                        Charles S. Conoley
                                        President and Chief Executive Officer